FINANCIAL EXPENSES (INCOME), NET (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2017	Jun. 30, 2016
Financial income:
Revaluation of liabilities presented at fair value	$ 212	$ 86
Hedging		3
Exchange rate differences	167	100
Total financial income	379	189
Financial expenses:
Hedging	(2)
Exchange rate differences	(364)	(29)
Interest and bank charges	(71)	(57)
Accretion of contingent consideration		(23)
Total financial expenses	(437)	(109)
Total financial income (expenses), net	$ (58)	$ 80